SHARE-BASED PAYMENTS - Weighted average of option model inputs and fair value for options granted (Details)	12 Months Ended
	Mar. 31, 2022 Y $ / shares	Mar. 31, 2021 Y $ / shares
SHARE-BASED PAYMENTS
Number of options granted	2,071,286	3,160,193
Share Price	$ 6.08	$ 3.47
Exercise Price	$ 6.08	$ 3.47
Risk-free interest rate	1.40%	0.80%
Expected Life (years) | Y	9	9
Volatility Factor	103.00%	110.00%
Fair Value per Option	5.18	3.01